                                                                    EXHIBIT 24.1



                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ ROBERT A. BELFER
                                                   -----------------------------
                                                   Robert A. Belfer
                                                   Director

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ NORMAN P. BLAKE, JR.
                                                   -----------------------------
                                                   Norman P. Blake, Jr.
                                                   Director

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ RONNIE C. CHAN
                                                   -----------------------------
                                                   Ronnie C. Chan
                                                   Director

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ JOHN H. DUNCAN
                                                   -----------------------------
                                                   John H. Duncan
                                                   Director

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ JOE H. FOY
                                                   -----------------------------
                                                   Joe H. Foy
                                                   Director

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, her true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on her behalf, and in her name and in her capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 29th day of August, 1997.


                                                   /s/ WENDY L. GRAMM
                                                   -----------------------------
                                                   Wendy L. Gramm
                                                   Director

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ KEN L. HARRISON
                                                   -----------------------------
                                                   Ken L. Harrison
                                                   Director

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ ROBERT K. JAEDICKE
                                                   -----------------------------
                                                   Robert K. Jaedicke
                                                   Director

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ CHARLES A. LEMAISTRE
                                                   -----------------------------
                                                   Charles A. LeMaistre
                                                   Director

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ JEROME J. MEYER
                                                   -----------------------------
                                                   Jerome J. Meyer
                                                   Director

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ JEFFREY K. SKILLING
                                                   -----------------------------
                                                   Jeffrey K. Skilling
                                                   Director and Chief Operating
                                                   Officer

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ JOHN A. URQUHART
                                                   -----------------------------
                                                   John A. Urquhart
                                                   Director

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ John Wakeham
                                                   -----------------------------
                                                   John Wakeham
                                                   Director

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ CHARLS E. WALKER
                                                   -----------------------------
                                                   Charls E. Walker
                                                   Director

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ BRUCE G. WILLISON
                                                   -----------------------------
                                                   Bruce G. Willison
                                                   Director

                           LIMITED POWER OF ATTORNEY
                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., an Oregon corporation, does hereby make, constitute and appoint KENNETH L. LAY, RICHARD A. CAUSEY, ANDREW S. FASTOW and PEGGY B. MENCHACA, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental thereto, with respect to Common Stock of Enron Corp., necessary or appropriate to be registered in connection with the merger of Enron Global Power & Pipelines L.L.C. with Enron Corp. (or any wholly-owned subsidiary of Enron Corp.) and any and all amendments thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 1997.


                                                   /s/ HERBERT S. WINOKUR, JR.
                                                   -----------------------------
                                                   Herbert S. Winokur, Jr.
                                                   Director